UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2018 (July 30, 2018)

FUSE MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-10093	59-1224913
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1565 North Central Expressway Suite 220 Richardson, Texas	75080
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (469) 862-3030

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 2. (this “Second Amendment”) to the Current Report on Form 8-K/A (i) amends the Current Report on Form 8-K filed by Fuse Medical, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (“SEC”) on August 3, 2018 (the “August Filing”), and hereinafter incorporated by reference, and (ii) amends and supersedes, in its entirety, the Amendment No. 1 to the August Filing filed by the Company with the SEC on October 15, 2018 (the “First Amendment”).

This Second Amendment corrects an error in the calculation of the number of shares of the Company’s common stock, par value $0.01, (“Common Stock”) issued in connection with the acquisition of Palm Springs Partners, LLC d/b/a Maxim Surgical (“Maxim”) by the Company (such transaction, the “Maxim Acquisition”). In the August Filing and the First Amendment, the Company reported that it issued an aggregate 4,311,169 shares of its Common Stock to the Sellers (as defined below) on the Closing Date (as defined below), however, due to a calculation error, that number is incorrect. The Company issued 4,210,526 shares of its Common Stock to the Sellers in connection on the Closing Date as explained in Item 2.01 in this Second Amendment.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On August 1, 2018, the Company completed the Maxim Acquisition (the “Closing Date”) pursuant to that certain Securities Purchase Agreement, dated July 30, 2018 (the “Purchase Agreement”), by and between the Company, Maxim, Reeg Medical Industries, Inc., a Texas corporation (“RMI”), Mr. Amir David Tahernia, an individual (“Tahernia”, together with RMI, the “Sellers”), and Mr. Amir David Tahernia in his capacity as the representative of the Sellers (the “Sellers Representative”), pursuant to which the Company agreed to purchase all of the outstanding equity securities of Maxim from the Sellers for aggregate consideration of $3,400,000.00 (the “Purchase Price”). As a portion of the Purchase Price, the Company issued to the Sellers an aggregate 4,210,526 shares of its Common Stock, at an agreed-upon value of $0.76 per share of Common Stock, which was equal to the 30-day volume-weighted average price (“VWAP”) of the Common Stock as of three (3) business days prior to the Closing Date. The remaining 13,158 shares of Common Stock constituting the Purchase Price are to be issued at the direction of RMI.

On September 27, 2018, the Company and the Sellers Representative agreed that the payment due to Sellers in accordance with Section 1.4 (Post-Closing Adjustment) of the Purchase Agreement was $81,757.23 (the “Purchase Price Adjustment”). To pay the Purchase Price Adjustment, the Company issued an aggregate of 120,231 restricted shares of its Common Stock to the Sellers on October 4, 2018, at an agreed-upon value of $0.68 per share of Common Stock, which was equal to the 30-day VWAP of the Common Stock as of October 1, 2018.

Item 3.02.	Unregistered Sale of Equity Securities

The information set forth in Item 2.01 regarding the issuance of shares of Common Stock as payment for the Purchase Price and the Purchase Price Adjustment is incorporated into this Item 3.02 by reference. The offer and sale of such securities was made to the two purchasers, RMI and Tahernia, in an offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption from the registration requirements provided by Rule 506(b) of Regulation D promulgated under the Securities Act and correlating provisions of state securities laws.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Filed as Exhibit 99.1 and incorporated in this Item 9.01 by reference are the historical audited financial statements of Maxim as of December 31, 2016, and December 31, 2017, and the related audited balance sheets, statements of operations, statements of changes in members’ equity, and statements of cash flows for each of the fiscal years ended December 31, 2016, and December 31, 2017, together with the notes thereto and the auditors’ reports thereon, and filed as Exhibit 99.2 and incorporated in this Item 9.01 are the unaudited financial statements of Maxim for the interim period ended June 30, 2018, and the related balance sheets, income statements, and cash flow statements, together with the notes thereto.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of December 31, 2017, and for the interim period ended June 30, 2018, are filed as Exhibit 99.3 and are incorporated in this Item 9.01 by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Montgomery Coscia Greilich LLP, Independent Accountants.

99.1	Financial statements of Palm Springs Partners, LLC d/b/a Maxim Surgical, for the fiscal years ended December 31, 2016 (audited), December 31, 2017 (audited) (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed October 15, 2018, and incorporated herein by reference).

99.2	Interim financial statements of Palm Springs Partners, LLC d/b/a Maxim Surgical, for the six months ended June 30, 2018 (unaudited) (filed as Exhibit 99.2 to the Company’s Current Report Form 8-K/A filed October 15, 2018, and incorporated herein by reference).

99.3	Unaudited pro forma condensed combined financial statements of Fuse Medical, Inc., for the fiscal year ended December 31, 2017 and the six months ended June 30, 2018 (filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K/A filed October 15, 2018, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FUSE MEDICAL, INC.

By:	/s/ William E. McLaughlin, III
William E. McLaughlin, III,
Senior Vice President,
Chief Financial Officer and Director
(Principal Financial Officer)

Date: November 16, 2018